EXHIBIT 99.2

                         Citizens Utilities Company and Subsidiaries
                                 Consolidated Financial Data
                                         (unaudited)

                                                               For the quarter ended
                                                                     March 31,
                                                              -------------------------
                                                                                          %
(Dollars in thousands)                                           1997         1996     Change
                                                              ---------------------------------
Income Statement Data
Revenues                                                      $   372,492  $   329,138     13%
Natural gas, electric energy and fuel oil purchased                80,759       68,361     18%
Sales and marketing expenses                                       14,134        5,336    165%
Network expenses                                                   29,094        7,779    274%
Depreciation                                                       56,566       47,030     20%
Other operating expenses                                          129,858      129,640      --
Operating Income                                                   62,081       70,992    -13%
Investment and Other Income                                        12,284       11,047     11%
Interest Expense                                                   27,016       22,003     23%
Income Taxes                                                       15,627       19,927    -22%
Convertible Preferred Dividends                                    1,552        1,253      24%
Net Income                                                         30,170       38,856    -22%


Cash Flow and Capital Expenditure Data
EBITDA (1)                                                    $   130,931  $   129,069      1%
Cash flow from operations                                          64,092       72,990    -12%
Capital expenditures                                               73,768       42,632     73%
Free cash flow                                                     (9,676)      30,358   -132%

Select Balance Sheet Data
Cash and investments                                          $   543,697  $   374,402     45%
Total assets                                                    4,540,353    4,012,994     13%
Net plant                                                       3,161,629    2,953,959      7%
Long-term debt                                                  1,554,855    1,194,114     30%
Equity (2)                                                      1,896,594    1,785,133      6%
Shares of common stock outstanding                                242,300      230,303      5%
Weighted average shares outstanding (3)                           240,724      243,949     -1%

Per-Share Data(3)
Earnings per share                                                   $.13         $.16    -19%
Operating cash flow per share                                        $.27         $.30    -10%
Book value per share                                                $7.04        $6.49      8%

Other Financial Data
EBITDA margin                                                         35%          39%
Long-term debt to long-term debt and equity                           45%          40%
Interest coverage (4)                                                4.8x         5.9x
Common equity market capitalization (in billions)                    $2.8         $2.5
Equity market capitalization (in billions) (5)                       $3.0         $2.7
Market capitalization (in billions) (6)                              $4.5         $3.9

(1) Earnings before interest, income taxes, depreciation and amortization.
(2) Includes convertible preferred securities.
(3) Adjusted for subsequent stock dividends.
(4) EBITDA divided by interest expense.
(5) Includes market value of convertible preferred securities.
(6) Equity market capitalization plus market value of long-term debt.

                                          Citizens Utilities Company and Subsidiaries
                                              Sector Financial and Operating Data

                                                        For the quarter ended
                                                              March 31,
                                                     ----------------------------
                                                                                    %
(Dollars in thousands, except operating data)            1997          1996       Change
                                                     -------------------------------------
Citizens Communications
Select Income Statement Data
Revenues
Network access services (1)                        $   113,253   $   100,663          13%
Local network services                                  60,875        55,548          10%
Long distance service (2)                               26,177         8,213         219%
Directory                                                7,502         7,116           5%
Other                                                   10,405        11,059          -6%
Total revenues                                         218,212       182,599          20%
Sales and Marketing expenses                            14,134         5,336         165%
Network expenses (1)                                    35,329         8,626         310%
Depreciation                                            43,943        36,543          20%
Operating and maintenance expenses (2)                  97,978        87,217          12%
Operating income                                        26,828        44,877         -40%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                            $    70,771   $    81,420         -13%
Capital expenditures                                    55,847        29,512          89%
Free cash flow (4)                                      14,924        51,908         -71%

Select Balance Sheet Data
Total assets                                       $ 2,376,471   $ 2,124,161          12%
Net plant                                          $ 2,018,752   $ 1,864,790           8%

Operating Data
Access lines                                           844,000       785,000           8%
Long distance customers    - in territory              190,000        82,000         132%
                           - out of territory           35,000        11,000         218%
                           - total                     224,000        93,000         141%
Employees                                                3,912         3,199          22%

(1) Includes $6,235 in 1997 and $847 in 1996 of transactions between the Company's long distance operations and its local exchange operations.
(2) Includes $2,112 in 1997 of transactions between the Company's long distance operations and its local exchange operations.
(3) Operating income plus depreciation.
(4) Operating cash flow less capital expenditures.

                                          Citizens Utilities Company and Subsidiaries
                                              Sector Financial and Operating Data

                                                        For the quarter ended
                                                              March 31,
                                                     ----------------------------
                                                                                    %
(Dollars in thousands, except operating data)            1997          1996       Change
                                                     -------------------------------------
Citizens Public Services
Select Income Statement Data
Revenues
Residential distribution                               $    97,288   $    86,041           13%
Commercial distribution                                     37,219        33,080           13%
Industrial distribution                                     19,347        20,702           -7%
Municipal distribution                                       3,350         2,850           18%
Total distribution                                         157,204       142,673           10%
Transportation/Transmission                                  1,625         1,619            0%
Other                                                        3,798         3,094           23%
Total revenues                                             162,627       147,386           10%
Natural gas, electric energy and fuel oil purchased         80,759        68,361           18%
Operating and maintenance expenses                          33,992        42,423          -20%
Depreciation                                                12,623        10,487           20%
Operating income                                            35,253        26,115           35%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                $    47,876   $    36,602           31%
Capital expenditures                                        12,610        11,396           11%
Free cash flow (2)                                          35,266        25,206           40%

Select Balance Sheet Data
Total assets                                           $ 1,383,007   $ 1,323,968            4%
Net plant                                                1,099,915     1,057,480            4%

Operating Data
Customers                                                  773,020       760,186            2%
Employees                                                    1,458         1,433            2%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

                                                Citizens Utilities Company and Subsidiaries
                                                  Financial and Operating Data by Service

                                                                      For the quarter ended
                                                                            March 31,
                                                                    ---------------------------
                                                                                                  %
(Dollars in thousands, except operating data)                           1997         1996       Change
                                                                    ------------------------------------
Citizens Communications

Telecommunications
------------------
Select Income Statement Data
Revenues
Network access services (1)                                          $   103,879   $    95,317     9%
Local network services                                                    59,972        55,241     9%
Long distance service (2)                                                 25,888         8,197   216%
Directory                                                                  7,502         7,116     5%
Other                                                                     10,124        10,742    -6%
Total revenues                                                           207,365       176,613    17%
Sales and marketing expenses                                              11,229         4,058   177%
Network expenses (1)                                                      29,873         5,770   418%
Depreciation                                                              41,421        34,855    19%
Operating and maintenance expenses (2)                                    90,395        81,001    12%
Operating income                                                          34,447        50,929   -32%
Operating margin                                                             17%           29%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                              $    75,868   $    85,784   -12%
Capital expenditures                                                      50,152        21,765   130%
Free cash flow (4)                                                        25,716        64,019   -60%

Select Balance Sheet Data
Total assets                                                         $ 2,201,148   $ 1,994,684    10%
Net plant                                                              1,854,542     1,742,481     6%

Operating Data
Access lines                                                             844,000       785,000     8%
Long distance customers   - in territory                                 190,000        82,000   132%
                          - out of territory                              35,000        11,000   218%
                          - total                                        224,000        93,000   141%
Employees                                                                  3,476         2,955    18%
Revenue per access line                                              $       246   $       225     9%
Revenue per employee (in thousands)                                  $        60   $        60     --
In-territory toll minutes of use (in millions)                               718           678     6%
Citizens' long distance minutes of use (in millions) - in territory           93            28   232%
                                                     - out of territory      103            24   329%
                                                     - total long distance   196            52   277%
Citizens' in-territory long distance market share                            18%            7%

(1) Includes $5,440 in 1997 and $529 in 1996 of transactions between the Company's long distance operations and its local exchange operations.
(2) Includes $2,112 in 1997 of transactions between the Company's long distance operations and its local exchange operations.
(3) Operating income plus depreciation.
(4) Operating cash flow less capital expenditures.

                                          Citizens Utilities Company and Subsidiaries
                                            Financial and Operating Data by Service

                                                        For the quarter ended
                                                              March 31,
                                                     ----------------------------
                                                                                    %
(Dollars in thousands, except operating data)            1997          1996       Change
                                                     -------------------------------------
Citizens Communications

Electric Lightwave, Inc.(1)
---------------------------
Select Income Statement Data
Revenues
Network access services (2)                       $     9,374     $   5,346         75%
Local network services                                    903           307        194%
Long distance service                                     289            16       1706%
Other                                                     281           317        -11%
Total revenues                                         10,847         5,986         81%
Sales and marketing expenses                            2,905         1,278        127%
Network expenses (2)                                    5,456         2,856         91%
Depreciation                                            2,522         1,688         49%
Operating and maintenance expenses                      7,583         6,216         22%
Operating income                                       (7,619)       (6,052)       -26%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                           $    (5,097)    $  (4,364)       -17%
Capital expenditures                                    5,695         7,747        -26%
Free cash flow (4)                                    (10,792)      (12,111)        11%

Select Balance Sheet Data
Total assets                                      $   175,323     $ 129,477         35%
Gross plant - owned                                   164,210       122,309         34%
            - leased                                   98,287        47,292        108%
            - total                                   262,497       169,601         55%

Operating Data
Route miles                                             1,490           780         91%
Fiber miles                                            96,609        52,013         86%
Customers                                                 856           429        100%
Buildings connected                                       460           285         61%
Employees                                                 436           244         79%
Revenue per customer                              $    12,672     $  13,953         -9%
Revenue per employee                              $    24,878     $  24,533          1%

(1) Electric Lightwave, Inc. is Citizens' Competitive Local Exchange Company.
(2) Includes $795 in 1997 and $318 in 1996 of transactions between the Company's long distance operations and its local exchange operations.
(3) Operating income plus depreciation.
(4) Operating cash flow less capital expenditures.

                                          Citizens Utilities Company and Subsidiaries
                                            Financial and Operating Data by Service

                                                        For the quarter ended
                                                              March 31,
                                                     ----------------------------
                                                                                    %
(Dollars in thousands, except operating data)            1997          1996       Change
                                                     -------------------------------------
Citizens Public Services

Natural Gas
-----------
Select Income Statement Data
Revenues
Residential distribution                             $   60,396     $  51,416        17%
Commercial distribution                                  21,063        17,679        19%
Industrial distribution                                   8,290        10,376       -20%
Municipal distribution                                    1,384         1,029        34%
Total distribution                                       91,133        80,500        13%
Transportation                                            1,080           993         9%
Other                                                     2,570         2,290        12%
Total revenues                                           94,783        83,783        13%
Natural gas purchased                                    58,569        48,201        22%
Gross margin                                             36,214        35,582         2%
Operating and maintenance expenses                       11,802        17,993       -34%
Depreciation                                              3,939         3,275        20%
Operating income                                         20,473        14,314        43%
Operating margin                                            22%           17%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                              $   24,412     $  17,589        39%
Capital expenditures                                      5,195         4,195        24%
Free cash flow (2)                                       19,217        13,394        43%

Select Balance Sheet Data
Total assets                                         $  381,117     $ 344,619        11%
Net plant                                               282,634       263,054         7%

Operating Data
Customers                                              373,879       366,165          2%
Employees                                                  792           769          3%
Customers per employee                                     472           476         -1%
Billion Cubic Feet of gas throughput (BCF)                26.8          25.0          7%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

                                          Citizens Utilities Company and Subsidiaries
                                            Financial and Operating Data by Service

                                                        For the quarter ended
                                                              March 31,
                                                     ----------------------------
                                                                                    %
(Dollars in thousands, except operating data)            1997          1996       Change
                                                     -------------------------------------
Citizens Public Services

Electric
--------
Select Income Statement Data
Revenues
Residential distribution                            $  20,654     $  18,675         11%
Commercial distribution                                13,437        12,598          7%
Industrial distribution                                10,848        10,209          6%
Municipal distribution                                  1,966         1,821          8%
Total distribution                                     46,905        43,303          8%
Transmission                                              545           626        -13%
Other                                                     452          (51)         986%
Total revenues                                         47,902        43,878          9%
Electric energy and fuel oil purchased                 22,190        20,160         10%
Gross margin                                           25,712        23,718          8%
Operating and maintenance expenses                     10,896        12,511        -13%
Depreciation                                            5,589         4,399         27%
Operating income                                        9,227         6,808         36%
Operating margin                                          19%           16%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                             $  14,816     $  11,207         32%
Capital expenditures                                    3,451         4,902        -30%
Free cash flow (2)                                     11,365         6,305         80%

Select Balance Sheet Data
Total assets                                        $ 481,985     $ 487,019         -1%
Net plant                                             391,039       390,216          --

Operating Data
Customers                                             110,330       107,998          2%
Employees                                                 304           305          --
Customers per employee                                    363           354          2%
Megawatt hours sold                                   399,409       389,533          3%
Megawatt hours generated                               91,902        84,330          9%
Megawatt hours purchased                              334,504       322,617          4%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

                                          Citizens Utilities Company and Subsidiaries
                                            Financial and Operating Data by Service

                                                        For the quarter ended
                                                              March 31,
                                                     ----------------------------
                                                                                    %
(Dollars in thousands, except operating data)            1997          1996       Change
                                                     -------------------------------------
Citizens Public Services

Water/Wastewater
----------------
Select Income Statement Data
Revenues
Residential distribution                             $  16,238     $  15,950        2%
Commercial distribution                                  2,719         2,803       -3%
Industrial distribution                                    209           117       79%
Other                                                      776           855       -9%
Total revenues                                          19,942        19,725        1%
Operating and maintenance expenses                      11,294        11,919       -5%
Depreciation                                             3,095         2,813       10%
Operating income                                         5,553         4,993       11%
Operating margin                                           28%           25%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                              $   8,648     $   7,806       11%
Capital expenditures                                     3,964         2,299       72%
Free cash flow (2)                                       4,684         5,507      -15%

Select Balance Sheet Data
Total assets                                         $ 519,905     $ 492,330        6%
Net plant                                              426,242       404,210        5%

Operating Data
Customers                                              288,811       286,023        1%
Employees                                                  362           359        1%
Customers per employee                                     798           797        --
Billions of gallons of water delivered                     5.5           6.0       -8%
Billions of gallons of wastewater treated                  1.5           1.5        --

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.

The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1996 and Form 10-Q for the three months ended March 31, 1997 filed with the Securities and Exchange Commission. Allocations of expense and other items among services and sources of revenues are derived from the Company's books with certain adjustments. The information is not necessarily that which would be presented for a single service on a stand-alone basis.

The Company believes its primary risk factors include, but are not limited to: changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets. Any and all Company information should be evaluated in light of these important risk factors.